UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2009

RANGEFORD RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	77-1176182
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8541 North Country Road 11
Wellington, Colorado 80549
(Address of principal executive offices, including zip code)

 (970) 218-7080
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On June 12, 2009, Rangeford Resources, Inc. (the “Company”) and SNRG Corporation (“SNRG”)  and Texas Gohlke Partners Inc. (TGP) entered into an agreement whereby the Company acquired certain mineral, oil and gas leases for and in consideration of the sum of ONE HUNDRED THOUSAND DOLLARS and No/100 Dollars ($100,000.00.00) and other good and valuable consideration.  SNRG Corporation, whose address is 1800 St. James Place, Suite 306 Houston, TX 77056. Rangeford Resources, Inc., address is P.O. Box 1365, 851 N Country road 11, Wellington, CO 80549.

The acquired lease consists of Track Number 1, which is 189.6 acres, more or less, comprising tracts of 94 acres and 95.6 acres in IRR Co. Survey 8, Abstract 439, being more particularly described in oil and mineral lease executed by M.G. Hensley et ux to J.B. Moore dated December 3, 1937, recorded in Vol. 160, page 318, Deed Records of Victoria County Texas, to which reference is here made. And also being the same land described in and covered by Oil & Gas Lease, dated February 13, 1943, and executed by M.G. Hensley and wife, Ella E. Hensley in favor (of) The Texas Company and recorded in Vol. 189, page 316 of the Deed Records of Victoria County, Texas, and reference is here made to the two above leases and the records thereof for all purposes, and

The Company's lease also consists of Track Number 2 which is 43.348 acres of land, more or less, out of IRR Co. Survey 8 Abstract 439, being the same land conveyed to M.G. Hensley by deed dated June 15th, 1939 and executed by J.M Hensley et al of recorded in Vol. 167, page 483, et seq. of the deed records of Victoria County, Texas, to which deed and the record thereof reference is here made for a description of metes and bounds of the 43.348 acre tract, and

The acquired lease contains in all, 232.948 acres, more or less, insofar as lease covers those depths from the surface down to 100” below the base of the lithologic unit represented as occurring between 8,165’ and 8,195’ on the electric log in Humble well #4 located on the Elise Rosenfelder oil, gas and mineral lease as recorded in Volume 237 at page 258, records of Victoria County, Texas.

The foregoing description of the material terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

There is no relationship between the Company and SNRG other than the Lease and this Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2009	Rangeford Resources, Inc.

	By:	/s/ Frederick Ziegler
Frederick Ziegler President and Director